EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stage Stores, Inc. (the “Company”) on Form 10-Q for the quarter ended August 4, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael L. Glazer and Jason T. Curtis, President and Chief Executive Officer and Senior Vice President, Interim Chief Financial Officer and Treasurer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	September 13, 2018	/s/ Michael L. Glazer
Michael L. Glazer
President and Chief Executive Officer

/s/ Jason T. Curtis
Jason T. Curtis
Senior Vice President,
Interim Chief Financial Officer and Treasurer